UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010

ASURE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Wild Basin Road
Austin TX, 78746
 (Address of principal executive offices and Zip Code)

(512) 437-2700
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

In December of 2005, iSarla, Inc., the predecessor to Asure Software Inc.’s (the “Company”, “we”, “us” and “our”) iEmployee division, entered into a Distribution Agreement (the “Distribution Agreement”) with Ceridian Corporation (“Ceridian”), pursuant to which, among other things, Ceridian resold some of our products and services. In September of 2008, the term of the Distribution Agreement expired.  Following September 2008 and continuing to the present, Ceridian with our assent and cooperation continued to resell our products and services consistent with the terms of the Distribution Agreement (the “Relationship”) even though no formal written extension or amendment to the Distribution Agreement was entered into between the parties.

Following May 3, 2010, joint customers of the Company and Ceridian will be given the choice of: (i) contracting directly with the Company to continue using our goods and services, or (ii) using Ceridian’s offerings that may not include the Company’s products and services.  The Company believes that many joint customers and users will decide to contract directly with the Company which will benefit the Company by: (a) permitting us to have a direct relationship with these end users and customers enabling us to have better control over our customer base and (b) improving our margins.   A copy of the Settlement Agreement is attached hereto as Exhibit 10.1 and incorporated herein by this reference.  The summary of the Settlement Agreement set forth herein is qualified in its entirety by reference to the text of the Settlement Agreement.

This Current Report includes forward-looking statements. These statements relate to future events (including the receipt of additional payments from Ceridian and our ability to contract directly with current joint end users and customers), and involve known and unknown risks, uncertainties and other factors that may cause actual events to be materially different from any events expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual events may differ materially from those expressed or implied in these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

10.1	Settlement Agreement dated May 3, 2010 with Ceridian Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 7, 2010

ASURE SOFTWARE, INC.

By:   /s/David Scoglio
Name: David Scoglio
Title: Chief Financial Officer